ASXT - SUPP. (01/22/2001)                                                                                                   ASXT-NY
                           Supplement to Prospectus Dated May 1, 2000, Revised Effective October 23, 2000
                                                 Supplement dated January 22, 2001

This Supplement should be retained with the current Prospectus for your variable annuity contract issued by American Skandia Life
Assurance Corporation ("American Skandia").  If you do not have a current prospectus, please contact American Skandia at
1-800-SKANDIA.

                                      SALE OF CONTRACTS TO RESIDENTS OF THE STATE OF NEW YORK

Some of the provisions of the Annuity are different for contracts  offered to residents of the State of New York.  These  provisions are as follows:

GLOSSARY OF TERMS

MVA:  The definition for MVA is not applicable.

INVESTMENT OPTIONS

WHAT ARE THE FIXED INVESTMENT OPTIONS?
Fixed  investment  options are not  available to residents of the State of New York.  All  references to Fixed  Allocations  are not applicable.

FEES AND CHARGES

Tax Charges: For New York contracts a charge for taxes may also be assessed against the Sub-accounts.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
Unless you  indicated  that a prior choice was  irrevocable  or your Annuity has been  endorsed to limit  certain  changes,  you may request to change  Owner,  Annuitant  and  Beneficiary  designations  by sending a request In Writing.  Where  allowed by law,  such changes will be subject to our  acceptance.  For New York  contracts,  some of the changes we will not accept  include,  but are not limited  to:  (a) a new  Owner  subsequent  to the  death of the Owner or the  first of any  joint  Owners  to die,  except  where a spouse-Beneficiary  has become the Owner as a result of an Owner's  death;  (b) a new  Annuitant  prior to the  Annuity  Date if the
Annuity is owned by an entity; and (c) a change in the Beneficiary if the Owner had previously made the designation irrevocable.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
For New York  contracts  you may exercise your right to return the Annuity  within 21 days of receipt of the Annuity.  The amount to be refunded  for New York  contracts  is the Account  Value as of the date we receive  your  request to cancel the  Annuity.  Notice received by mail is effective as of the date of the postmark.  If the Annuity is returned to the agent,  the  effective  date is the date the Annuity is received by the agent.

MANAGING YOUR ACCOUNT VALUE

HOW DO I RECEIVE CREDITS?
We apply a "Credit"  to your  Annuity's  Account  Value each time you make a Purchase  Payment.  The amount of the Credit is payable from our general  account.  The amount of the Credit  depends on the  cumulative  amount of Purchase  Payments you have made to your
Annuity, payable as a percentage of each specific Purchase Payment, according to the table below:

                      -------------------------------------------------------- -------------------
                                   Cumulative Purchase Payments                      Credit
                      -------------------------------------------------------- -------------------
                      -------------------------------------------------------- -------------------
                      Between $1,000 and $9,999.99                                    1.5%
                      Between $10,000 and $999,999.99                                 3.0%
                      Between $1,000,000 and $4,999,999.99                            4.0%
                      Greater than $5,000,000                                         5.0%
                      -------------------------------------------------------- -------------------

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
For New York contracts the minimum amount allowed in an investment  option is $500.  Your transfer  request must be In Writing.  For
New York contracts,  a specific  authorization  form MUST be completed which  authorizes us to accept transfers via phone or through means such as electronic mail.

The following  services which we may offer are not available for New York  contracts:  (1)  authorization  of an  independent  third
                                               ---
party to transact transfers on your behalf and (2) market timing program.

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE

This benefit is not available to residents of the State of New York.

ACCESS TO ACCOUNT VALUE

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
The Annuity Date must be the first or the fifteenth day of a calendar  month.  However,  for New York  contracts,  if the contract's accumulated  value, at the time of annuitization,  is less than $2,000,  or would provide an income,  the initial amount of which is less than $20 per month,  in lieu of  commencing  the annuity  payments,  we reserve the right to cancel the Annuity and pay you the total of the Account Value.

For New York contracts the Annuity Date may not exceed the first day of the calendar month following the Annuitant's 90th birthday.

WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
This benefit is not available to residents of the State of New York.

DEATH BENEFIT

For New York contracts:
Basic Death Benefit:

         If death occurs during the first ten (10) Annuity Years:  The Death Benefit is the greater of:

|X|      The sum of all Purchase Payments less the sum of all withdrawals; and
|X|      Your Account Value.

         If death occurs after the tenth (10th) Annuity Year:  The Death Benefit is your Account Value.

Optional Death Benefits
The optional death benefits are not available.

TAX CONSIDERATIONS

HOW ARE DISTRIBUTIONS FROM TAX-QUALIFIED RETIREMENT PLANS TAXED?

Minimum  Distributions  after age 70 1/2: For New York  contracts the Minimum  Distribution  provision is only  available for annuities issued under Section 403(b) of the IRS Code or for IRA's where Minimum  Distributions  are required.  Minimum  Distributions are not available for any other contracts.

Deferral of  Transactions:  For New York  contracts,  if we defer a distribution  or transfer from any fixed annuity payout for more than ten days, we pay interest  using our then current  crediting  rate for this purpose,  which is not less than 3% per year on the amount deferred.

Modification:  In addition to obtaining  prior approval from the insurance  department of our state of domicile before making such a combination,  substitution,  deletion or addition,  we will also obtain prior approval from the  Superintendent of Insurance for New
York.

Misstatement of Age or Sex: For New York contracts the following provision (c) is added:
(c) as to any annuity  payments,  we shall credit or charge interest using our then current  crediting rate for this purpose,  which is not greater than 6% interest per year,  calculated  from the date of any  underpayment  or overpayment to the date actual payment is made.